UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     February 2, 2011

AMERIPRISE FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32525	13-3180631
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

55 Ameriprise Financial Center Minneapolis, Minnesota		55474
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     (612) 671-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02       Results of Operations and Financial Conditions.

On February 2, 2011, Ameriprise Financial, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter of 2010.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference and furnished herewith. In addition, the Company furnishes herewith, as Exhibit 99.2, its Statistical Supplement for the quarterly period ended December 31, 2010.

We follow accounting principles generally accepted in the United States (“GAAP”). The press release furnished as Exhibit 99.1 and the financial information furnished as Exhibit 99.2 include information on both a GAAP and non-GAAP adjusted basis. Certain non-GAAP performance measures in these exhibits exclude the impact of consolidating certain investment entities (“CIEs”), as well as certain integration/restructuring charges and realized gains (losses). Management believes that the presentation of these non-GAAP financial measures better reflects the underlying performance of our 2010 and 2009 core operations and facilitates a more meaningful trend analysis. Exhibits 99.1 and 99.2 also contain certain non-GAAP debt, capital and shareholders’ equity measures, along with financial ratios incorporating such measures, that exclude amounts related to one or more of the following: accumulated other comprehensive income (loss) (“AOCI”), non-recourse debt, fair value of hedges, unamortized discount, the impact of consolidating the assets of certain CIEs, and the recognition of an equity credit on our junior subordinated notes issued on May 26, 2006.  Management believes that these non-GAAP debt, capital and shareholders’ equity measures, and the corresponding ratios, better represent our capital structure. Management uses certain of these non-GAAP measures to evaluate our financial performance on a basis comparable to that used by some securities analysts and investors. Also, certain of these non-GAAP measures are taken into consideration, to varying degrees, for purposes of business planning and analysis and for certain compensation-related matters.

Our non-GAAP financial measures included in Exhibits 99.1 and 99.2, which our management views as important indicators of financial performance, include the following: Ameriprise Financial shareholders’ equity excluding AOCI; Ameriprise Financial shareholders’ equity excluding CIEs; Ameriprise Financial shareholders’ equity excluding CIEs and AOCI; basic operating earnings per share; total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, non-recourse debt for inverse floaters and equity of CIEs; total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, non-recourse debt for inverse floaters and equity of CIEs and 75% equity credit for our junior subordinated notes; integration/restructuring charges net of tax; realized gains (losses) net of tax; operating earnings (loss); operating earnings per diluted share; operating expenses; operating margin; operating return on allocated equity; operating return on equity excluding CIEs and AOCI; operating total net revenues; pretax earnings (loss) excluding CIEs; pretax operating earnings (loss); pretax operating margin; return on allocated equity; return on equity excluding AOCI; total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, non-recourse debt for inverse floaters and equity of CIEs; total Ameriprise Financial long-term debt excluding non-recourse debt for inverse floaters, fair value of hedges and unamortized discount; and total Ameriprise Financial long-term debt excluding non-recourse debt for inverse floaters, fair value of hedges, unamortized discount and 75% equity credit for our junior subordinated notes.

Item 9.01       Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press Release dated February 2, 2011 announcing financial results for the fourth quarter of 2010

Exhibit 99.2	Statistical Supplement for the quarterly period ended December 31, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERIPRISE FINANCIAL, INC.
(Registrant)

Date: February 2, 2011	By	/s/ Walter S. Berman
Walter S. Berman
Executive Vice President and Chief Financial Officer